Leases (Notes) (Cheniere Energy Partners, LP [Member])	12 Months Ended
Dec. 31, 2013
Cheniere Energy Partners, LP [Member]
Operating Leased Assets [Line Items]
Leases [Text Block]
LEASES

During the years ended December 31, 2013, 2012 and 2011, we recognized rental expense for all operating leases of $10.0 million, $10.0 million, and $9.2 million, respectively.

Future annual minimum lease payments, excluding inflationary adjustments, are as follows (in thousands):

Year ending December 31,	Lease Payments (2)
2014	$10,167
2015	10,261
2016	10,340
2017	10,401
2018	2,988
Thereafter (1)	254,865
Total	$299,022

(1)	Includes certain lease option renewals as they are reasonably assured.

(2)
Lease payments for Sabine Pass LNG’s tug boat lease represent its lease payment obligation and do not take into account the $112.5 million of sublease payments Sabine Pass LNG will receive from its three TUA customers that effectively offset these lease payment obligations, as discussed below.

Land Leases

We recognized $2.2 million, $2.3 million, and $1.8 million of site lease expense on our Consolidated Statements of Operations in 2013, 2012 and 2011, respectively, under the following LNG site leases:

In January 2005, Sabine Pass LNG exercised its options and entered into three land leases for the site of the Sabine Pass LNG terminal. The leases have an initial term of 30 years, with options to renew for six 10-year extensions with similar terms as the initial term. In February 2005, two of the three leases were amended, thereby increasing the total acreage under lease to 853 acres and increasing the annual lease payments to $1.5 million.  In July 2012, Sabine Pass LNG entered into an additional land lease, thereby increasing the total acreage under lease to 883 acres.  The annual lease payments are adjusted for inflation every 5 years based on a consumer price index, as defined in the lease agreements.

In November 2011, Sabine Pass Liquefaction entered into a land lease of 80.7 acres to be used as the laydown area during the construction of the Liquefaction Project. The annual lease payment is $138,000. The lease has an initial term of five years, with options to renew for five 1-year extensions with similar terms as the initial term. In December 2011, Sabine Pass Liquefaction entered into a land lease of 80.6 acres to be used for the site of the Liquefaction Project. The annual lease payment is $257,800. The lease has an initial term of 30 years, with options to renew for six 10-year extensions with similar terms as the initial term. The annual lease payment is adjusted for inflation every five years based on a consumer price index, as defined in the lease agreement.

Tug Boat Lease

In the second quarter of 2009, Sabine Pass LNG acquired a lease (the “Tug Agreement”) for the use of tug boats and marine services at the Sabine Pass LNG terminal as a result of its purchase of Tug Services.  The term of the Tug Agreement commenced in January 2008 for a period of 10 years, with an option to renew two additional, consecutive terms of five years each.  We have determined that the Tug Agreement contains a lease for the tugs specified in the Tug Agreement.  In addition, we have concluded that the tug lease contained in the Tug Agreement is an operating lease, and as such, the equipment component of the Tug Agreement will be charged to expense over the term of the Tug Agreement as it becomes payable.

In connection with this lease acquisition, Tug Services entered into a tug sharing agreement (the “Tug Sharing Agreement”) with Chevron, Total and Cheniere Marketing to provide their LNG cargo vessels with tug boat and marine services at the Sabine Pass LNG terminal and effectively offset the cost of the Tug Agreement. The Tug Sharing Agreement provides for each of our customers to pay Tug Services an annual service fee.